Exhibit 99.1

Orthofix Provides Business Update

LEWISVILLE, TEXAS — September 29, 2021 — Orthofix Medical Inc. (NASDAQ:OFIX), a global medical device company with a spine and orthopedics focus, today provided a business update. The Company has experienced the impact of higher than expected volumes of deferred or rescheduled elective procedures resulting from hospital procedural restrictions, both in the U.S. and internationally, associated with the recent surge in COVID-19 Delta variant cases. As a result, the Company expects revenue growth for the third quarter of 2021 to be consistent with, or a low single-digit increase over, third quarter 2020 revenue.

“Throughout 2021, we have seen the positive results of our key strategic initiatives, despite the ongoing uncertainty associated with COVID-19,” said Orthofix President and Chief Executive Officer Jon Serbousek. “While the overall elective procedure market has again taken a downward trend as a result of the pandemic, we are confident in our vision and ability to accelerate the growth of our business.”

Mr. Serbousek continued, “We remain dedicated to delivering innovative, high-value solutions to physicians to improve patient mobility. Over the near term, we are focused on driving the adoption of the M6-C™ artificial cervical disc, the FITBONE™ limb lengthening system, and our recently bolstered 3D-printed titanium spinal interbody portfolio. In addition, we will continue to invest for growth, in particular with the expansion of our biologics portfolio and the development of innovative new bone growth therapy products.”

About Orthofix

Orthofix Medical Inc. is a global medical device company with a spine and orthopedics focus. The Company’s mission is to deliver innovative, quality-driven solutions while partnering with health care professionals to improve patient mobility. Headquartered in Lewisville, Texas, Orthofix’s spine and orthopedics products are distributed in more than 60 countries via the Company's sales representatives and distributors. For more information, please visit www.orthofix.com.

Forward Looking Statements

This release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” or “continue” or other comparable terminology. These forward-looking statements are not guarantees of our future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements.

We discuss some of these matters more fully, as well as certain risk factors that could affect our business, financial condition, results of operations, and prospects, in reports we file from time-to-time with the SEC, which are available to read at www.sec.gov. Any or all forward-looking statements that we make may turn out to be wrong (due to inaccurate assumptions that we make or otherwise), and our actual outcomes and results may differ materially from those expressed in these forward-looking statements. You should not place undue reliance on any of these forward-looking statements. Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. We undertake no obligation to update, and expressly disclaim any duty to update, our forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise.

CONTACT:
Alexa Huerta	Denise Landry
Investor Relations	Media Relations
Tel 214 937 3190	Tel 214 937 2529
alexahuerta@orthofix.com	deniselandry@orthofix.com